UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

(Rule 14a-101)
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to § 240.14a-12.

SPATIALIGHT, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

June 27, 2007

Dear Fellow Shareholder:

We previously sent to you proxy material for Spatialight’s annual shareholder meeting to be held on July 13, 2007. According to our latest records, we have not received your voting instructions for this important annual meeting. Your Board of Directors recommends that shareholders vote “FOR” the nominees for election as directors and “FOR” proposals 2, 3, and 4.

Your vote is important, no matter how many shares you own. To make sure that your shares are represented at the meeting, please vote today by telephone, via the Internet, or by signing and returning the enclosed proxy card in the envelope provided.

If you need assistance voting your shares or have any questions, please call D.F. King & Co., Inc. toll free at (800) 967-7635.

Thank you for participating—we appreciate your continued support.

Very truly yours,

/s/ David F. Hakala

David F. Hakala
Chief Executive Officer

IMPORTANT

You may use one of the following simple methods for promptly providing your voting instructions:

Vote by Telephone. Call toll-free (800) 454-8683. Have your 12-digit control number listed on the voting instruction form ready and follow the simple instructions.
Vote by Internet. Go to the website www.proxyvote.com. Have your 12-digit control number listed on the voting instruction form ready and follow the online instructions.
Vote by Mail. Sign, date and return your voting instruct form in the postage-paid return envelope provided.

June 27, 2007

Dear Fellow Shareholder:

We previously sent to you proxy material for Spatialight’s annual shareholder meeting to be held on July 13, 2007. According to our latest records, we have not received your voting instructions for this important annual meeting. Your Board of Directors recommends that shareholders vote “FOR” the nominees for election as directors and “FOR” proposals 2, 3, and 4.

Your vote is important, no matter how many shares you own. To make sure that your shares are represented at the meeting, please vote today by telephone, via the Internet, or by signing and returning the enclosed proxy card in the envelope provided.

If you need assistance voting your shares or have any questions, please call D.F. King & Co., Inc. toll free at (800) 967-7635.

Thank you for participating—we appreciate your continued support.

Very truly yours,

/s/ David F. Hakala

David F. Hakala
Chief Executive Officer

IMPORTANT

You may use one of the following simple methods for promptly providing your voting instructions:

Vote by Telephone. Call toll-free (800) 454-8683. Have your 12-digit control number listed on the voting instruction form ready and follow the simple instructions.
Vote by Internet. Go to the website www.proxyvote.com. Have your 12-digit control number listed on the voting instruction form ready and follow the online instructions.
Vote by Mail. Sign, date and return your voting instruct form in the postage-paid return envelope provided.